SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        27-Oct-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF May 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-101254
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      27-Oct-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
27-Oct-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          27-Oct-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     10/27/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
A-1                      57643LAS5              261,657,426           8,597,875
A-2                      57643LAT3              116,404,385           3,590,808
A-3                      57643LAU0              177,058,244           5,513,793
M-1                      57643LAV8               53,949,000                   0
M-2                      57643LAW6               39,067,000                   0
M-3                      57643LAX4                9,302,000                   0
M-4                      57643LAY2                8,557,000                   0
M-5                      57643LAZ9                8,185,000                   0
MV-6                     57643LBA3                3,162,000                   0
MF-6                     57643LBB1                8,000,000                   0
CE                           NA                  11,161,684                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           696,503,839          17,702,475


                                                      Total
Class                               Int        Distribution              Losses
A-1                             337,247           8,935,122                   0
A-2                             147,963           3,738,770                   0
A-3                             234,504           5,748,296                   0
M-1                             101,664             101,664                   0
M-2                             106,610             106,610                   0
M-3                              28,278              28,278                   0
M-4                              34,000              34,000                   0
M-5                              37,251              37,251                   0
MV-6                             14,391              14,391                   0
MF-6                             43,333              43,333                   0
CE                            3,142,561           3,142,561                   0
P                               370,786             370,786                   0
R                                     0                   0                   0
Total                         4,598,587          22,301,062                   0

                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
A-1                         253,059,551             1.45000%            1.45000%
A-2                         112,813,578             1.43000%            1.43000%
A-3                         171,544,452             1.49000%            1.49000%
M-1                          53,949,000             2.12000%            2.12000%
M-2                          39,067,000             3.07000%            3.07000%
M-3                           9,302,000             3.42000%            3.42000%
M-4                           8,557,000             4.47000%            4.47000%
M-5                           8,185,000             5.12000%            5.12000%
MV-6                          3,162,000             5.12000%            5.12000%
MF-6                          8,000,000             6.50000%            6.50000%
CE                           11,161,684             5.41429%
P                                   100
R                                     0
Total                       678,801,364


AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
A-1                           30.468498            1.195112            31.66361
A-2                           29.547891            1.217551            30.76544
A-3                           27.703741            1.178251            28.88199
M-1                            0.000000            1.884444             1.88444
M-2                            0.000000            2.728889             2.72889
M-3                            0.000000            3.040000             3.04000
M-4                            0.000000            3.973333             3.97333
M-5                            0.000000            4.551111             4.55111
MV-6                           0.000000            4.551110             4.55111
MF-6                           0.000000            5.416666             5.41667
CE                             0.000000          281.548987           281.54899
P                              0.000000          3707859.40          3707859.40

                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          896.773264
A-2                            0.000000          928.315802
A-3                            0.000000          861.915477
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
MV-6                           0.000000         1000.000000
MF-6                           0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000


Section 4.02 (ii),(xv)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             337,247                   0
A-2                             147,963                   0
A-3                             234,504                   0
M-1                             101,664                   0
M-2                             106,610                   0
M-3                              28,278                   0
M-4                              34,000                   0
M-5                              37,251                   0
MV-6                             14,391                   0
MF-6                             43,333                   0
CE                            3,142,561                   0
P                               370,786                   NA
TOTAL                         4,598,587                   0

                    Reduction from the Allocation of:
                                                  Prepayment          Relief Act
                                Realized            Interest            Interest
Class                             Losses          Shortfalls          Shortfalls
A-1                                   0                   0                   0
A-2                                   0                   0                   0
A-3                                   0                   0                   0
M-1                                   0                   0                   0
M-2                                   0                   0                   0
M-3                                   0                   0                   0
M-4                                   0                   0                   0
M-5                                   0                   0                   0
MV-6                                  0                   0                   0
MF-6                                  0                   0                   0
CE                                   (0)                  0                   0
P                                     0                   0                   0
TOTAL                                (0)                  0                   0

Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              0

Relief Act Interest Shortfalls                                                0

Section 4.06 (xviii)
Overcollateralization Amount                                         11,161,684
Overcollateralization Release Amount                                          0
Overcollateralization Deficiency                                              0
Overcollateralization Target Amount                                  11,161,684
Monthly Excess Cashflow                                               3,142,561

Credit Enhancement Percentage                                            20.299%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans                          678,801,364
Number of Mortgage Loans                                                  4,245

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                                 336
Weighted Average Mortgage Interest Rate                                  7.8121%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                          2,603,353

Section 4.02 (vii)
DELINQUENCIES
                                               Unpaid Prin              Stated
                                 Number                Bal                 Bal
30-59 Days                            47         10,163,032          10,142,912
60-89 Days                            10          1,297,399           1,294,233
90+ Days                              18          2,308,988           2,302,948
Foreclosures                          52          8,722,480           8,691,521
Bankruptcies                          21          2,952,728           2,947,508

Section 4.02 (v),(viii)
REO
Number of REO Loans                                                           1
Stated Principal Balance of REO Properties                              203,022
Total Book Value of REO Properties:                                     211,737

Section 4.02 (viii)
Loans that became REO properties in the preceding calendar month:

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                15951163              204000           203022.46
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                                      NO
Trigger Event Occurrence                                                      NO
Real Loss as a % of the Orig Pool Bal                                   0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                              11,608
Servicing Fee                                                           289,999
Extraordinary Trust Fund Expenses                                             0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                                                550,144
     Prin Prepayments (incl. curtailments)                           17,152,331
     Liquidation Proceeds                                                     0
Total Principal                                                      17,702,475

Net Interest (net of servicing & trustee fee)                         4,227,801

Available Funds (total prin plus net int)                            21,930,276

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                                    370,786
Servicer Prepayment Charge Payment Amounts                                    0


Section 4.02 (xi)
LOSSES

Current Loss                                                                 (0)
Aggregate Realized Losses                                                    (0)

Section 4.06 (xxi)
Liquidation Report

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                                       0.0000%

Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                                                Net WAC Rate             Amounts
                    Class                   Carryover Amount              Unpaid
                    A-1                                    0                   0
                    A-2                                    0                   0
                    A-3                                    0                   0
                    M-1                                    0                   0
                    M-2                                    0                   0
                    M-3                                    0                   0
                    M-4                                    0                   0
                    M-5                                    0                   0
                    MV-6                                   0                   0
                    MF-6                                   0                   0

Section 4.02 (xiv)
Ending Balance Factors
                                        Class                             Factor
                                        A-1                             0.896773
                                        A-2                             0.928316
                                        A-3                             0.861915
                                        M-1                             1.000000
                                        M-2                             1.000000
                                        M-3                             1.000000
                                        M-4                             1.000000
                                        M-5                             1.000000
                                        MV-6                            1.000000
                                        MF-6                            1.000000
                                        CE                              1.000000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                          10/27/03